

KBS Real Estate Investment Trust III

Portfolio Update Meeting | May 31, 2019

KBS Real Estate Investment Trust III

IMPORTANT DISCLOSURES

The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Real Estate Investment Trust III's (the "Company" or "KBS REIT III") Annual Report on Form 10-K for the year ended December 31, 2018 (the "Annual Report"), and in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2019 (the "Quarterly Report"), including the "Risk Factors" contained therein. For a full description of the limitations, methodologies and assumptions used to value the Company's assets and liabilities in connection with the calculation of the Company's estimated value per share, see the Company's Current Report on Form 8-K, filed with the SEC on December 6, 2018.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management.

The Company may fund distributions from any source including, without limitation, from offering proceeds or borrowings. Distributions paid through March 31, 2019 have been funded in part with cash flow from operating activities and debt financing. There are no guarantees that the Company will continue to pay distributions or that distributions at the current rate are sustainable. Actual events may cause the value and returns on the Company's investments to be less than that used for purposes of the Company's estimated NAV per share. With respect to the estimated NAV per share, the appraisal methodology used for the appraised properties assumes the properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of the appraised properties, with respect to Duff & Phelps, and the valuation estimates used in calculating the estimated value per share, with respect to Duff & Phelps, the Company's advisor and the Company, are the respective party's best estimates as of September 30, 2018, and December 3, 2018, as applicable, the Company can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the appraised properties and the estimated value per share. The statements herein also depend on factors such as: future economic, competitive and market conditions; the Company's ability to maintain occupancy levels and rental rates at its real estate properties; and other risks identified in Part I, Item IA of the Company's Annual Report.

About KBS

- Formed by Peter Bren and Chuck Schreiber in 1992. Over 26 years of investment and management experience with extensive long-term investor relationships.
- Transactional volume in excess of $38.9 billion[1], AUM of $11.5 billion[1] and 36.6 million square feet under management[1].
- 8th Largest Office Owner Globally, National Real Estate Investor[2].
- Ranked among Top 53 Global Real Estate Investment Managers, Pensions & Investments[3].
- Buyer and seller of well-located, yield-generating office and industrial properties.
- Advisor to public and private pension plans, endowments, foundations, sovereign wealth funds and publicly-registered non-traded REITs.
- A trusted landlord to thousands of office and industrial tenants nationwide.
- A preferred partner with the nation's largest lenders.
- A development partner for office, mixed-use and multi-family developments.



[1] As of March 31, 2019.
[2] The ranking by National Real Estate Investor is based on volume of office space owned globally, as of December 31, 2017. The results were generated from a survey conducted by National Real Estate Investor based on advertising and website promotion of the survey, direct solicitation of responses, direct email to subscribers and other identified office owners and daily newsletter promotion of the survey, all supplemented with a review of public company SEC filings.
[3] KBS was ranked #38 on Pensions & Investments List of Largest Real Estate Investment Managers, October 16, 2017. Ranked by total worldwide real estate assets, in millions, as of June 30, 2017. Real estate assets were reported net of leverage, including contributions committed or received, but not yet invested.

Regional Focus Map


SEATTLE
PORTLAND
WEST
CENTRAL
EAST
MINNEAPOLIS
BOSTON
CHICAGO
NEW YORK CITY
SAN FRANCISCO
BAY AREA
EAST BAY
SILICON VALLEY
SALT LAKE
CITY
DENVER
WASHINGTON, D.C.
NASHVILLE
RALEIGH
LOS ANGELES
ORANGE COUNTY
/SAN DIEGO
PHOENIX
ATLANTA
DALLAS
AUSTIN
HOUSTON
SOUTHERN
FLORIDA
Gateway Target
First-Tier Target
Strong Employment/Growth
KBS Offices

KBS REIT III Asset Map



1
Sacramento
4
San Francisco (Bay Area)
3
Salt Lake City
2
Denver
1
Phoenix
Current Equity Assets
Sold and Liquidated Assets (equity and debt)
1
Minneapolis
1
Chicago
1
Kansas City
1
St. Louis
1
Nashville
1
4
Dallas
1
2
Austin
1
San Antonio
1
Philadelphia
4
Washington, D.C./ Northern Virginia
1
Charlotte
2
Atlanta

KBS Real Estate Investment Trust III

Office Market Update

The economy and the national real estate market continue to do well. The national real estate market is not behaving like a late cycle market. We have an accelerating economy, accelerating tenant demand and slowing new construction.

With construction cost rising rapidly because of a lack of labor, rising labor cost, and rising material cost, many new projects are being postponed or cancelled. CBRE had projected new deliveries of 65 million square feet in 2018, but only 51 million were delivered. Such deliveries were well below past peaks of 76.5 million square feet in 2008 and 110 million square feet in 2001.

Accelerating GDP Growth

- 2016: 1.6%
- 2017: 2.3%
- 2018: 3.0%

New Jobs / Month

- 2016: 195,000/month
- 2017: 182,000/month
- 2018: 220,000/month

New Office Absorption (increase in occupied office space)

- 2016: 39 million square feet
- 2017: 49 million square feet
- 2018: 60 million square feet

Portfolio Highlights (As of March 31, 2019, unless otherwise noted)

FUND OVERVIEW

Primary Offering Broke Escrow
May 24, 2011

Primary Offering Closed
July 28, 2015

Total Capital Raised in Primary Offering
$1.7 billion

Additional Capital Raised from Distribution Reinvestments
$294 million

Current Annualized Distribution Rate Based on $10.00 Per Share Purchase Price
6.50%

Current Annualized Distribution Rate Based on December 2018 NAV Per Share of $12.02
5.41%

Cumulative Distributions Per Share (life-to-date as of March 2019)[7]
$5.00

PORTFOLIO OVERVIEW[1]

December 2018 Estimated Value of Portfolio[2]
$4.3 billion

Current Cost Basis[3]
$3.8 billion

Current Rentable Square Feet[4]
11.2 million

Total Leased Occupancy[5]
94%

Total Leverage (Loan-to-Value)[6]
53%

[1] Portfolio as of March 31, 2019 includes a multi-family development project owned through a joint venture.
[2] Based on the estimated value of the current portfolio as of September 30, 2018, including Village Center Station II's total appraised property value (reflective of the buyout of our JV partner's equity interest subsequent to September 30, 2018), less non-controlling interest in a consolidated joint venture.
[3] Represents cost basis, which is acquisition price (excluding closing costs) plus subsequent capital expenditures for the portfolio as of March 31, 2019.
[4] Rentable square feet excludes a multi-family apartment development project.
[5] Includes future leases that had been executed but had not yet commenced as of March 31, 2019.
[6] Calculated as total debt on properties as of March 31, 2019 divided by the December 2018 estimated value of the current portfolio.
[7] Assumed early investor (invested at escrow break on March 24, 2011) and all distributions have been taken in cash. See slides 20 - 23 for more information on stockholder performance.

Portfolio Summary (As of March 31, 2019)

Property	Location	RSF		Acquisition Date	Purchase Price (000's)	Cost Basis [1] (000's)	Leased Occupancy at Acquisition	Leased Occupancy at 3/31/2019	Leased Occupancy Change
Domain Gateway	Austin, TX	183,911		09/29/11	$ 43,189	$ 59,021	100%	100%	0%
Town Center 1-3	Plano, TX	522,043		03/27/12	112,572	131,673	89%	84%	-4%
The McEwen Building	Nashville, TN	175,262		04/30/12	40,000	41,893	97%	98%	0%
Gateway Tech Center	Salt Lake City, UT	210,256		05/09/12	26,053	34,605	92%	89%	-3%
Tower 909	Irving, TX	374,251		12/21/12	45,500	65,580	85%	91%	6%
RBC Plaza	Minneapolis, MN	710,332		01/31/13	124,022	163,298	86%	97%	12%
Sterling Plaza	Dallas, TX	313,609		06/19/13	73,391	92,086	87%	97%	10%
Preston Commons	Dallas, TX	427,799		06/19/13	109,085	127,429	88%	96%	8%
One Washingtonian Center	Gaithersburg, MD	314,284		06/19/13	84,059	93,749	95%	97%	2%
500 W Madison	Chicago, IL	1,457,724		12/16/13	421,199	502,310	93%	87%	-6%
201 Spear Street	San Francisco, CA	252,591		12/03/13	120,567	153,716	84%	100%	16%
222 Main	Salt Lake City, UT	433,346		02/18/14	169,760	176,826	85%	97%	12%
Anchor Centre	Phoenix, AZ	333,014		05/22/14	84,058	101,442	78%	93%	14%
171 17th Street	Atlanta, GA	510,268		08/25/14	132,188	148,032	89%	100%	11%
Reston Square	Reston, VA	138,995		12/03/14	47,700	50,145	91%	97%	6%
Ten Almaden	San Jose, CA	309,255		12/05/14	116,046	138,013	89%	97%	8%
Towers at Emeryville	San Francisco, CA	815,018		12/23/14	245,645	306,506	85%	87%	2%
101 South Hanley	Saint Louis, MO	360,505		12/24/14	61,936	76,257	92%	99%	7%
3003 Washington	Arlington, VA	210,804		12/30/14	148,620	152,107	96%	99%	3%
Village Center Station	Denver, CO	234,915		05/20/15	76,530	80,072	100%	100%	0%
Park Place Village	Leawood, KS	483,984		06/18/15	126,483	133,682	95%	94%	-1%
201 17th Street	Atlanta, GA	355,870		06/23/15	87,016	102,585	93%	93%	0%
Promenade I/II at Eilan	San Antonio, TX	205,773		07/14/15	61,449	63,391	98%	100%	1%
Crosspoint	Wayne, PA	272,360		08/18/15	89,500	90,501	95%	100%	5%
515 Congress	Austin, TX	263,058		08/31/15	112,423	126,378	95%	94%	0%
Almaden Financial Plaza	San Jose, CA	416,126		09/23/15	149,963	175,358	95%	96%	1%
3001 Washington	Arlington, VA	94,837		11/06/15	51,451	65,226	31%	98%	68%
Carillon	Charlotte, NC	486,994		01/15/16	146,079	154,377	92%	93%	0%
Village Center Station II	Denver, CO	325,576		10/11/18	128,604	128,604	100%	100%	0%
Total Wholly Owned Properties		11,192,760			**$ 3,235,088**	**$ 3,734,862**	**90%**	**94%**	**4%**
Hardware Village	Salt Lake City, UT	N/A	[2]		110,386	110,386	N/A	N/A	N/A
Total Investments through Joint Ventures		N/A			**$ 110,386**	**$ 110,386**	**N/A**	**N/A**	**N/A**
Total REIT III		11,192,760			**$ 3,345,473**	**$ 3,845,248**	**90%**	**94%**	**4%**

[1] Cost basis includes original purchase price, capital expenditures and leasing commissions as of March 31, 2019.

[2] Property currently under construction. In July 2018, one of the two buildings consisting of 265 units was placed into service.

Capital Management (As of March 31, 2019, unless otherwise noted)

Total debt	$2.3 Billion
Loan-To-Value (1)	53%
Average cost of debt	3.89% per annum
Average term to initial maturity	1.8 years
Average term to fully extended maturity	3.4 years



Initial Debt Maturities
($000)
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$285,573
$1,311,994 (2)
$294,894
$256,121
$-
$125,000
2019
2020
2021
2022
2023
Thereafter



Interest Rate Exposure (in millions)
Floating- Rate Debt (Unswapped) $899
40%
52%
8%
Floating-Rate Debt (Fixed thru Swap) $1,185
Fixed Interest Rate Debt $190

(1) Calculated as total debt on properties as of March 31, 2019 divided by the December 2018 estimated value of current portfolio.
(2) As of March 31, 2019, $1.0 billion of the debt initially maturing in 2020 has extension options.

Portfolio Overview (As of March 31, 2019)

Key Statistics	
No. of Assets	30
Total Rentable Sq. Ft (1)	11,192,760
Wtd Avg Lease Term	4.5 years
Economic Occupancy	92%
Leased Occupancy	94%
No. of Tenants	835

Occupied SF Expirations as of March 31, 2019



1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Occupied SF Expiring
2.0%
11.9%
10.0%
11.2%
11.1%
12.4%
8.9%
7.7%
5.2%
7.1%
6.5%
6.0%
MTM
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Thereafter

Allocation by Major Markets and Region (By Dollar Amount Invested)



19%
13%
10%
9%
8%
7%
6%
5%
4%
4%
4%
3%
3%
5%
Bay Area
Dallas
Washington D.C.
Denver
Charlotte
Minneapolis
Phoenix
Chicago
Salt Lake City
Atlanta
Austin
Kansas City
Philadelphia
Other (2)



38%
37%
25%
Central
West
East

(1) Total rentable square feet excludes a multi-family apartment development project.
(2) Consists of various other markets that individually represent less than 3% concentration.

KBS Real Estate Investment Trust III

Tenancy Overview (As of March 31, 2019)

Top 10 Tenants [(1)]	Industry	Property	%
Charter Communications	Communications	Village Center Station I Village Center Station II	3.6%
RBC Capital Markets, LLC	Finance	500 W. Madison The Almaden Financial Plaza RBC Plaza	3.3%
Wells Fargo Bank, NA	Finance	171 17th Street The Almaden Preston Common	1.9%
Sodexo Operations LLC	Accommodation & Food	One Washingtonian Center	1.9%
The Goldman Sachs Group, Inc.	Finance	222 Main	1.7%
American Multi-Cinema, Inc	Arts & Entertainment	Park Place Village	1.6%
CNA Corporation	Management Consulting	3003 Washington	1.5%
WeWork	Real Estate	201 Spear Street Towers at Emeryville	1.3%
WorldPay US, Inc	Finance	201 17th St	1.3%
Arnall Goldman Gregory LLP	Professional, Scientific, and Legal	171 17th Street	1.2%
Total (based on total occupied square feet)			19.3%
Weighted Average Lease Term (Top 10 Tenants)			6.7 years

Portfolio Tenant Allocation by Industry (By Annualized Base Rent)[(2)]


22%
19%
10%
9%
8%
7%
5%
5%
5%
4%
3%
3%
Other (3)
Finance
Real Estate and Rental and Leasing
Legal Services
Professional, Scientific, and Technical Services
Information
Communications Equipment Manufacturing
Health Care and Social Assistance
Accommodation and Food Services
Management Consulting Services
Computer Systems Design and Related Services
Mining, Quarrying, and Oil and Gas Extraction

(1) Excludes Hardware Village.
(2) Annualized base rent represents annualized contractual base rental income as of March 31, 2019, adjusted to straight-line any contractual tenant concessions (including free rent), rent increases and rent decreases from the lease's inception through the balance of the lease term.
(3) Consists of various other industries that individually represent less than 3% concentration.

Property Updates

Property Update

Domain Gateway

Location:	Austin, TX
Property Type:	Class A Office
Acquisition Date:	September 29, 2011
Purchase Price:	$43.2 million
Size:	183,911 Sq. Ft.
Leased Occupancy:	100%
Tenant	% of Bldg.
CIT Bank N.A. (lease expires in 8/31/19)	100%
Indeed, Inc. (est. commencement of 9/10/19)	100%



- Domain Gateway has been 100% leased since KBS acquired the building in 2011.
- CIT Bank has a lease for the entire building which expires 8/31/2019 and will vacate as those jobs (call center) have been relocated out of Texas.
- The building was recently remeasured from approximately 174,000 sf to 184,000 sf.
- **KBS has agreed to terms with a new tenant, Indeed, to lease the entire building on a long-term basis with effectively no downtime after the CIT Bank lease expiration. In-place rents will increase from approximately $22.35/sf NNN to $35.00/sf NNN when the lease commences.**
- Austin as a whole remains among the hottest office markets in the country, and the Domain micro-market continues to be arguably the most sought after location in Austin.

Property Update

171 17th Street

Location:	Atlanta, GA
Property Type:	Class A Office
Acquisition Date:	August 25, 2014
Purchase Price:	$132.2 million
Size:	510,268 Sq. Ft.
Leased Occupancy:	100%
Largest Tenants	% of Bldg.
Wells Fargo	30%
Arnall Golden Gregory	24%




WELLS FARGO

- **The anchor tenant, Wells Fargo, recently signed an early renewal that extends its lease on 106,030 SF through 2027, adding 7 years of term.**
- The property is now 100% leased with recent deals signed at or above market rates.
- KBS recently completed several significant upgrades to the building common areas and amenity spaces with the addition of a new conference center/management office, upgraded café serving espresso and an outdoor tenant patio lounge complete with a water feature and fire pits.
- Atlanta gained 60,000 jobs in 2018 or 2.2% year-over-year growth, and, as of the end of 2018, Atlanta had 320,000 more jobs than 2007 at the height of the last cycle.
- Office-using employment continues a steady rise in metro Atlanta with an urbanization trend from suburbs to the urban core.
- The property has a Walk Score of 88 with momentum for further improvements. Two hotels and a large multi-family project are underway, and both Hines and Morgan Stanley are investing heavily in Atlantic Station.

KBS Real Estate Investment Trust III

Property Update

201 Spear Street

Location:	San Francisco, CA
Property Type:	Class A Office
Acquisition Date:	December 3, 2013
Purchase Price:	$120.6 million
Size:	252,591 Sq. Ft.
Leased Occupancy:	100%
Largest Tenants	% of Bldg.
WeWork	31%
Verizon	17%



- Bridge Bank renewed and will expand into an additional 8,698 SF to occupy the entire 15th floor for 7 years starting June 1, 2019.
- Current market rent of $82/SF/Year compared to $75/SF/Year underwritten.
- 201 Spear upgrades include a new modern lobby, private tenant lounge, conference facilities and bike storage with lockers and showers.
- San Francisco MSA closed the 1st quarter of 2019 with an unemployment rate of 2.3%. Asking rents reached new highs and vacancy is almost at the 10 year low of 5.6%. 1.4 million SF is scheduled to be delivered in the next 24 months and nearly all of that is already pre-leased.

Property Update

515 Congress

Location:	Austin, TX
Property Type:	Class A Office
Acquisition Date:	August 31, 2015
Purchase Price:	$112.4 million
Size:	263,058 Sq. Ft.
Leased Occupancy:	94%
Largest Tenants	% of Bldg.
Bank of America	16%
Cloudera	11%



- Q1 2019 has seen multiple new and renewal leases signed at the property, including FlowTex Energy (1,021 SF), Harris Corporation (3,061 SF), and Rhode Partners (4,578 SF).
- Leases signed in the first quarter had starting rental rates of approximately $39/sf NNN, almost 35% higher than our initial underwritten rents at acquisition.
- Renovations since acquisition include a full modernization of the elevator system plus cab upgrades, renovated multi-tenant elevator lobbies and corridors, and a full lobby level and façade remodel with a complete overhaul of the ground-floor retail space.
- The Austin CBD continues to perform well and rivals anywhere in the nation for absorption and rent growth; the last 12 months have seen rent growth of 7.3% with a 5.2% vacancy rate and over 80,000 SF of net absorption.

Property Update

Preston Commons

Location:	Dallas, TX
Property Type:	Class A Office
Acquisition Date:	June 19, 2013
Purchase Price:	$109.1 million
Size:	427,799 Sq. Ft.
Leased Occupancy:	96%
Largest Tenants	% of Bldg.
JP Morgan Chase Bank N.A.	12%
KeyBank National Association	6%





- **Solidified two of the largest tenants in Q4 2018 by renewing Chase in 41,906 SF (reduction from 52,003 SF) through 4/30/2030 and KeyBank in 18,100 SF (reduction from 26,048 SF) through 5/31/2030.**
- Underwritten rents for the East/West and Bank buildings are $27.50 and $25/SF/year NNN, respectively. Actual rents for the East/West and Bank building are $27.50-$28 and $26.
- Planning a $12 million modernization to create a best in class, highly amenitized work environment for today's tenant. Scope includes transforming the exterior courtyards into activated and usable spaces, modernizing the main building lobbies and ground floor corridors and constructing a new conference center, café, and management office.
- Preston Center continues to be a top performing submarket due to high barriers to entry, surrounding affluent communities, highly rated public schools, walkability, proximity to retail/restaurants/hotels and convenient access to the Dallas North Tollway.
- Strong fundamentals continue, as evidenced by 8.2% population growth, 3.3% unemployment rate, the highest job growth in country at 2.6%, #2 ranking in country for hiring college graduates, the cost of doing business is 4% below the national average, and being one of the 3 most affordable cities among the top 10 largest in the U.S. metro areas.

Property Update

Hardware Village Apartments Development

Location:	Salt Lake City, UT
Property Type:	Class A Multifamily
Deal Structure:	JV with Salt Development
Deal Executed:	August 26, 2016
Projected Development Cost:	$134.3 million
No. of Buildings:	2
Size:	453-unit
West building Leased:	24.9%
Phase 1 Completion:	July 2018
Phase 2 Projected Completion:	Third Quarter 2019







- Hardware Village West was substantially completed in July 2018 and the east building is estimated to begin leasing floors 3-6 in June 2019 with completion of the remaining floors anticipated for September 2019.
- The estimated total square feet of the project is 441,883 sf containing 453 units (265 in the west and 188 in the east).
- Hardware Village West (phase 1) was 24.9% leased as of March 31, 2019 (66 of 265 units).
- Leasing at the west building has received increased interest from prospective tenants and is expected to increase in the following months which is typically the busiest leasing time in the area.

Property Update

Hardware Village Apartments Development












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Stockholder Performance

KBS REIT III provides its estimated value per share to assist broker dealers that participated in KBS REIT III's now-terminated initial public offering in meeting their customer account statement reporting obligations. This valuation was performed in accordance with the provisions of and also to comply with the IPA Valuation Guidelines. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share of KBS REIT III's common stock, and this difference could be significant. The estimated value per share is not audited and does not represent the fair value of KBS REIT III's assets less the fair value of KBS REIT III's liabilities according to GAAP. KBS REIT III can give no assurance that:

- a stockholder would be able to resell his or her shares at KBS REIT III's estimated value per share;
- a stockholder would ultimately realize distributions per share equal to KBS REIT III's estimated value per share upon liquidation of KBS REIT III's assets and settlement of its liabilities or a sale of KBS REIT III;
- KBS REIT III's shares of common stock would trade at the estimated value per share on a national securities exchange;
- another independent third-party appraiser or third-party valuation firm would agree with KBS REIT III's estimated value per share; or
- the methodology used to determine KBS REIT III's estimated value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements.

Further, the estimated value per share is based on the estimated value of KBS REIT III's assets less the estimated value of KBS REIT III's liabilities, divided by the number of shares outstanding, all as of September 30, 2018, with the exception of an adjustment to KBS REIT III's net asset value for the acquisition and assumed loan costs related to the buyout of KBS REIT III's partner equity interest in an unconsolidated joint venture that closed subsequent to September 30, 2018 and a reduction to KBS REIT III's net asset value for deferred financing costs related to a portfolio loan facility that closed subsequent to September 30, 2018. KBS REIT III did not make any other adjustments to the estimated value per share subsequent to September 30, 2018, including any adjustments relating to the following, among others: (i) the issuance of common stock and the payment of related offering costs related to KBS REIT III's dividend reinvestment plan offering; (ii) net operating income earned and distributions declared; and (iii) the redemption of shares. The value of KBS REIT III's shares will fluctuate over time in response to developments related to future investments, the performance of individual assets in KBS REIT III's portfolio and the management of those assets, the real estate and finance markets and due to other factors. KBS REIT III's estimated value per share does not reflect a discount for the fact that KBS REIT III is externally managed, nor does it reflect a real estate portfolio premium/discount versus the sum of the individual property values. KBS REIT III's estimated value per share does not take into account estimated disposition costs and fees for real estate properties that are not under contract to sell, debt prepayment penalties that could apply upon the prepayment of certain of KBS REIT III's debt obligations, the impact of restrictions on the assumption of debt or swap breakage fees that may be incurred upon the termination of certain of KBS REIT III's swaps prior to expiration. The estimated value per share does not take into consideration acquisition-related costs and financing costs related to any future acquisitions subsequent to December 3, 2018. KBS REIT III currently expects to utilize an independent valuation firm to update its estimated value per share no later than December 2019.

Distribution History & Yield

- Distribution History[1]:
  - June 24, 2011–Mar. 31, 2019: $0.65/share on an annualized basis

- Current monthly distribution rate would equal a 6.50% annualized rate based on the initial $10.00 primary offering price per share, or 5.41% based on the December 3, 2018 estimated value per share of $12.02.[2]

[1] Based on distributions declared as of March 12, 2019. Total distributions paid through March 31, 2019, consisted of 53% paid in cash and 47% reinvested through the dividend reinvestment plan. KBS REIT III funded its total distributions paid through March 31, 2019, which includes net cash distributions and dividends reinvested by stockholders, as follows: 92% from cash flow from operating activities from current or prior periods and 8% from debt financing. For more information, please refer to KBS REIT III's public filings. For purposes of determining the source of distributions paid, KBS REIT III assumes first that it uses cash flow from operating activities from the relevant or prior periods to fund distribution payments.
[2] KBS REIT III's charter permits it to pay distributions from any source, including offering proceeds or borrowings (which may constitute a return of capital), and does not limit the amount of funds it may use from any source to pay such distributions. If KBS REIT III pays distributions from sources other than cash flow from operating activities, it will have less funds available to make real estate investments and the overall return to its stockholders may be reduced. There are no guarantees that KBS REIT III will pay distributions. Because a portion of the distributions paid to date were paid with borrowings and in the future KBS REIT III may not pay distributions solely from cash flow from operating activities, distributions may not be sustainable. For more information, please refer to KBS REIT III's public filings.

Stockholder Hypothetical Performance

Hypothetical Performance of Early and Late Investors

Assumes all distributions have been taken in cash and stockholder has held shares since the dates below

Estimated Value Per Share as of December 3, 2018	Cumulative Cash Distributions Per Share Received as of March 1, 2019	Sum of Estimated Value Per Share as of December 3, 2018 and Cumulative Cash Distributions Per Share Received as of March 1, 2019 (1)
First Investor (Invested at Escrow Break on March 24, 2011):		
$12.02	$5.00	$17.02
Last Investor (Invested at Close of Public Offering on July 28, 2015):		
$12.02	$2.34	$14.36

[1] The numbers in this column would change to $18.09 and $14.76 for an early and late investor, respectively, who fully participated in KBS REIT III's dividend reinvestment plan for the life of the investment and did not make any redemptions.

Stockholder Performance – March 2019

Hypothetical Performance of Early and Late Investors
$10.00 Share Price for Early Investors and $10.51 Share Price for Late Investors,
All Distributions Received in Cash



Breakdown of First Cash Investor Value
$10.00
$11.14
$11.65
$12.92
$14.16
$15.91
$16.85
$17.02
1
1
$9.29
$9.42
$10.04
$10.63
$11.73
$12.02
$12.02
$1.85
$2.23
$2.88
$3.53
$4.18
$4.83
$5.00
Offering Price
May-14
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Mar-19
Cumulative Distributions 2
Estimated Value Per Share 3



Breakdown of Last Cash Investor Value
$10.51
$10.26
$11.50
$13.25
$14.19
$14.36
$10.04
$10.63
$11.73
$12.02
$12.02
$0.22
$0.87
$1.52
$2.17
$2.34
Offering Price
Dec-15
Dec-16
Dec-17
Dec-18
Mar-19

[1] Determined solely to be used as a component in calculating the offering price of KBS REIT III's now-terminated initial public offering.
[2] "Cumulative Distributions" for an early cash investor assumes all distributions received in cash and no share redemptions and reflect the cash payment amounts (all distributions paid since inception) per share for a hypothetical investor who invested on escrow break (March 24, 2011) and consequently has received all distributions paid by KBS REIT III. "Cumulative distributions" for a late cash investor assumes all distributions received in cash and no share redemptions, and reflect the cash payment amounts (all distributions paid since investment) per share for a hypothetical investor who invested on July 28, 2015.
[3] For estimated value per share information, see KBS REIT III's Supplement no. 3 to the Company's prospectus dated April 25, 2014 (Registration No. 333-164703), filed May 6, 2014; Part II, Item 5 of KBS REIT III's Annual Reports on Form 10-K filed March 9, 2015, March 14, 2016, March 13, 2017, March 8, 2018 and March 14, 2019; and KBS REIT III's Current Report on Form 8-K filed December 6, 2018.

REIT III Goals & Objectives



- Complete major capital projects, such as renovations or amenity enhancements, with the goal of attracting quality tenants
- Complete construction of Hardware Village property and continue to lease-up
- Lease-up and stabilize all properties in the portfolio with an emphasis in capital investments leading to stabilized occupancy at increased market rental rates
- Distribute operating cash flows to stockholders
- Continue to monitor the properties in the portfolio for beneficial sale opportunities in order to maximize value
- Finalize evaluation of strategic alternatives

Q&A

Thank You

For Additional Questions, Contact
KBS Capital Markets Group Investor Relations
(866) 527-4264